NEITHER THIS CONVERTIBLE PROMISSORY NOTE NOR ANY OF THE UNDERLYING SECURITIES ISSUABLE HEREUNDER HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND SUCH NOTE AND UNDERLYING SECURITIES HAVE BEEN SOLD IN RELIANCE ON THE EXEMPTION FROM REGISTRATION PROVIDED BY REGULATION S UNDER THE ACT ("REGULATION S"). DURING THE PERIOD PRIOR TO SEPTEMBER 22, 1996 (THE "RESTRICTED PERIOD"), THIS NOTE AND THE UNDERLYING SECURITIES MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, WITHIN THE UNITED STATES (AS DEFINED IN REGULATION S), TO A U.S. PERSON (AS DEFINED IN REGULATION S) OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON. THE PRECEDING SENTENCE SHALL HAVE NO FURTHER EFFECT SUBSEQUENT TO THE EXPIRATION OF THE RESTRICTED PERIOD AND THEREAFTER THIS LEGEND MAY BE REMOVED UPON PRESENTATION OF THE NOTE OR UNDERLYING SECURITIES TO THE TRANSFER AGENT OF BIOMAGNETIC TECHNOLOGIES, INC.

THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS CONVERTIBLE PROMISSORY NOTE HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA OR ANY OTHER STATE AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SUCH SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE OR SUCH PROVISIONS OF THE CORPORATIONS CODE OF ANY SUCH OTHER STATE. THE RIGHTS OF THE HOLDER OF THIS CONVERTIBLE PROMISSORY NOTE ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.


$3,000,000.00                                              San Diego, California
                                                                 August 13, 1996


                         BIOMAGNETIC TECHNOLOGIES, INC.
                       CONVERTIBLE ADVANCE PROMISSORY NOTE

     BIOMAGNETIC TECHNOLOGIES, INC., a California corporation (the "Company"), for value received, hereby promises to pay to DASSESTA INTERNATIONAL S.A., a British Virgin Islands corporation ("Holder"), at c/o Experta Administration Ltd., Am Schanzengraben 23, CH-8002 Zurich, Switzerland, the principal amount of Three Million Dollars (U.S.$3,000,000.00) or such lesser amount as shall equal the balance outstanding of advances made by Holder to the Company hereunder, together with interest on the unpaid amount thereof in accordance with the terms hereof, from the date hereof until paid or converted in accordance with the terms hereof.

     1.   CONVERTIBLE PROMISSORY NOTE ("NOTE").

          1.1 INTEREST RATE. The rate of interest hereunder ("Interest Rate") shall equal nine percent (9%) per annum, and shall be simple interest computed on the basis of a 365-day year for the actual number of days elapsed. The rate of interest payable hereunder shall in no event exceed the maximum rate permitted by law.

          1.2 ADVANCES. Advances hereunder shall be made by Holder at the written request of both the Company's President and Chief Financial Officer in increments of at least Five Hundred Thousand Dollars ($500,000.00), both of whom are authorized to request advances and direct the disposition of such advances until written notice of the revocation of such authority is received by Holder at the address written above. Any such advance shall be conclusively presumed to have been made to or for the benefit of the Company when made in accordance with such requests and directions. The unpaid balance of this obligation at any time shall be the total amounts advanced hereunder by Holder, less the amounts of payments made thereon or for the Company, which balance may be endorsed hereon from time to time by Holder (the "Unpaid Balance").

          1.3 PAYMENT. Subject to the provisions of Section 2 regarding conversion of this Note, the Unpaid Balance plus all accrued but previously unpaid interest thereon (the "Conversion Amount") shall become due and payable in one installment on February 13, 1997 or any extension thereof as agreed to be the Company and Holder (the "Maturity Date"). If any payment of principal or interest on this Note shall become due on a Saturday, Sunday or a public holiday under the laws of the State of California, such payment shall be made on the next succeeding business day. Payment and any prepayment under Section 1.4 below shall be made at the address of the Holder set forth above, or at such other place as the Holder shall have designated to the Company in writing, in lawful money of the United States of America.

          1.4 PREPAYMENT. Prepayment may be made by the Company of the entire amount of the Unpaid Balance and all accrued but unpaid interest without penalty at any time.

     2.   CONVERSION.

          2.1  CONVERSION BY THE COMPANY.

               (a) At any time following the date of this Note and prior to repayment hereunder, the Company, at its sole option, may convert the sum of the Unpaid Balance of this Note plus all accrued but unpaid interest thereon ( the "Conversion Amount") into that number of fully paid and nonassessable shares of common stock, no par value, of the Company ("Common Stock") as is equal to the Conversion Amount divided by $0.40, with any fraction of a share rounded down to the next whole share of Common Stock.

               (b) If the Company determines to convert the Conversion Amount, the Company shall deliver to the Holder of this Note written notice of such conversion at least ten (10) days in advance of the proposed conversion date (the "Company Conversion Date"). The written notice shall specify (i) the Conversion Amount (calculated as of the Company Conversion Date) and (ii) the Company Conversion Date.

          2.2  CONVERSION BY HOLDER.

               (a) On the earlier of: (i) the Maturity Date, (ii) immediately prior to the occurrence of a Change of Control (as defined below) or (iii) an Event of Default under Section 4 hereof, the Holder, at its sole option, may convert the Conversion Amount into that number of fully paid and nonassessable shares of Common Stock as is equal to the Conversion Amount divided by $0.40, with any fraction of a share rounded down to the next whole share of Common Stock.

               (b) The Company shall give to Holder notice of a Change of Control no later than ten (10) days prior to the anticipated occurrence of such Change of Control. If the Holder determines to convert the Conversion Amount under this Section 2.2, the Holder shall deliver to the Company written notice of Holder's election to convert at least five (5) days in advance of the proposed conversion date (the "Holder Conversion Date" and collectively, with the Company Conversion Date, the "Conversion Date").

               2.3 TERMINATION OF RIGHTS UPON CONVERSION. Provided notice is given in accordance with Sections 2.1 or 2.2, as the case may be, conversion shall be deemed effective on the Conversion Date and the Holder shall have no further rights under this Note, whether or not this Note is surrendered, and the Holder in whose name the Common Stock shall be issuable upon such conversion shall be deemed to have become the holder of record of the Common Stock represented thereby. The written notices to be delivered pursuant to Sections
2.1 and 2.2 shall constitute a contract between the

Holder and the Company, whereby the Holder shall be deemed to subscribe for the number of shares of Common Stock which it will be entitled to receive upon conversion pursuant to Sections 2.1 and 2.2.

          2.4 DELIVERY OF STOCK CERTIFICATES. Within seven (7) calendar days of the Conversion Date, the Company at its expense will issue and deliver to the Holder a certificate or certificates evidencing the number of full shares of Common Stock issuable to Holder upon any such conversion.

          2.5  CHANGE OF CONTROL. As used herein, "Change of Control" shall mean
(a) any consolidation of the Company with, or merger of the Company with or into, any other person (including any individual, partnership, joint venture, corporation, trust or group thereof) other than (i) a consolidation or merger pursuant to which (A) the shareholders of the Company immediately prior to such consolidation or merger own more than 50% of the outstanding securities having power to vote in the election of directors after such consolidation or merger, or (B) any "person" or "group" (within the meaning of Section 13(d) and Section 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) owns more than 30% of the outstanding securities having the power to vote in the election of directors after such consolidation or merger or (ii) a consolidation or merger by the Company with a subsidiary of the Company in which the Company is the continuing corporation; (b) any sale, lease, transfer or conveyance of all or substantially all of the assets of the Company; or (c) the announcement or commencement by an "person" or "group" (with the meaning of Section 13(d) and Section 14(d) of the Exchange Act) other than with respect to a consolidation or merger pursuant to clause (a) above, of a BONA FIDE tender offer or exchange offer in accordance with the rules and regulations of the Exchange Act to purchase, or the acquisition of securities of the Company, such that after such acquisition or proposed purchase, the acquiror "beneficially owns" or would "beneficially own" (as defined in Rule 13d-3 under the Exchange Act) securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities having power to vote in the election of director; PROVIDED, HOWEVER, the initiation of any such activities by Holder, directly or indirectly, shall not constitute a Change of Control within the meaning of this Note.

          2.6 REGULATION S. In connection with the conversion of this Note prior to the end of the Restricted Period by the Company or the Holder as provided in this Section 2, the Holder shall be required either (a) to certify that it is not a U.S. Person (as defined in Regulation S) and that the Note is not being converted on behalf of a U.S. Person or (b) to provide an opinion of counsel that the securities issuable upon conversion have been registered or that an exemption from registration is available. Such certification shall be contained in any notice provided by the Holder pursuant to Section 2.2 or shall be provided in a separate letter from the Holder in the event of conversion by the Company pursuant to Section 2.1. This Section 2.6 shall have no further force and effect after the expiration of the Restricted Period.

     3. COVENANTS OF THE COMPANY. The Company covenants and agrees that so long as this Note shall be outstanding:

          3.1 PAYMENT OF THE NOTE. The Company will punctually pay or cause to be paid the principal of, or interest on, this Note according to the terms hereof.

          3.2 NOTICE OF DEFAULT. If any one or more events occur which constitute or which, with the giving of notice or the lapse of time or both, would constitute an Event of Default or if the Holder shall demand payment or take any other action permitted upon the occurrence of any such Event of Default, the Company will forthwith give notice to the Holder, specifying the nature and status of the Event of Default or other event or of such demand or action, as the case may be.

          3.3 PAYMENT OF OBLIGATION. The Company will pay and discharge, at or before maturity, all its respective material obligations and liabilities, including, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings, and will maintain in accordance with generally accepted accounting principles, appropriate reserves for the accrual of any of the same.

          3.4 COMPLIANCE WITH LAWS. The Company will comply in all material respects with all applicable laws, ordinances, rules, regulations and requirements of governmental authorities except where the necessity of compliance is contested in good faith by appropriate proceedings or except where the failure to so comply would not result in a material adverse effect on the Company's business or results of operations.

     4. EVENTS OF DEFAULT. The Holder may declare the entire amount of the Unpaid Balance of this Note and all accrued but unpaid interest thereon immediately due and payable or may convert this Note pursuant to Section 2 hereof, effective upon written notice to the Company as described above, if any of the following events shall occur (each, an "Event of Default"):

          4.1 PAYMENT OF NOTE. Default in the payment of accrued interest and/or principal due and payable under this Note when due.

          4.2 BANKRUPTCY, INSOLVENCY, ETC. COMMENCED BY THE COMPANY. If the Company or any subsidiary of the Company:

               (a) shall commence any proceeding or any other action relating to it in bankruptcy or seek reorganization, arrangement, readjustment of its debts, dissolution, liquidation, winding-up, composition or any other relief under the United

States Bankruptcy Act, as amended, or under any other insolvency, reorganization, liquidation, dissolution, arrangement, composition, readjustment of debt or any other similar act or law, of any jurisdiction, domestic or foreign, now or hereafter existing;

               (b) shall admit its inability to pay its debts as they mature in any petition or pleading in connection with any such proceeding;

               (c) shall apply for, or consent to or acquiesce in, an appointment of a receiver, conservator, trustee or similar officer for it or for all or substantially all of its assets and properties;

               (d) shall make a general assignment for the benefit of creditors; or

               (e) shall admit in writing its inability to pay its debts as they mature.

          4.3 BANKRUPTCY, INSOLVENCY, ETC. COMMENCED AGAINST THE COMPANY. If any proceedings are commenced or any other action is taken against the Company or any subsidiary of the Company in bankruptcy or seeking reorganization, arrangement, readjustment of its debts, dissolution, liquidation, winding-up, composition or any other relief under the United States Bankruptcy Act, as amended, or under any other insolvency, reorganization, liquidation, dissolution, arrangement, composition, readjustment of debt or any other similar act or law, of any jurisdiction, domestic or foreign, now or hereafter existing; or a receiver, conservator, trustee or similar officer for the Company or for all or substantially all of its assets and properties is appointed; and in each such case, such event continues for ninety (90) days undismissed, unbounded and undischarged.

          4.4 MONEY JUDGMENTS AGAINST THE COMPANY. A final judgment or final judgments for the payment of money shall have been entered by any court or courts of competent jurisdiction against the Company and remains undischarged for a period (during which execution shall be effectively stayed) of ninety (90) days, provided that the aggregate amount of all such judgments at any time outstanding (to the extent not paid or to be paid, as evidenced by a written communication to that effect from the applicable insurer, by insurance) exceeds $50,000.

          4.5 CHANGE IN LAW. It becomes unlawful for the Company to perform or comply with its obligations under this Note.

          4.6 REMEDIES NOT WAIVED. No course of dealing between the Company and the Holder or any delay in exercising any rights hereunder shall operate as a waiver by the Holder.

     5. MISCELLANEOUS

          5.1 TRANSFER OF NOTE. This Note shall not be transferable or assignable in any manner and no interest shall be pledged or otherwise encumbered by the Holder without the express written consent of the Company, and any such attempted disposition of this Note or any portion hereof shall be of no force or effect.

          5.2 TITLES AND SUBTITLES. The titles and subtitles used in this Note are for convenience only and are not to be considered in construing or interpreting this Note.

          5.3 NOTICES. Any notice required or permitted under this Note shall be given in writing at the address set forth above for the Holder or given by the Holder to the Company for the purpose of notice.

          5.4 ATTORNEYS' FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this Note, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

          5.5 AMENDMENTS AND WAIVERS. Other than the right to the payment of the Unpaid Balance and all accrued but unpaid interest thereon, which may only be amended or waived with the written consent of the Holder, any other term of this Note may be amended and the observance of any other term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder.

          5.6 SEVERABILITY. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          5.7 GOVERNING LAW. This Note shall be governed by and construed and enforced in accordance with the laws of the State of California, without giving effect to its conflicts of laws principles.

                [Remainder of This Page Intentionally Left Blank]

          5.8 COUNTERPARTS. This Note may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


Date: August 13, 1996                   BIOMAGNETIC TECHNOLOGIES,
                                        INC., a California corporation

                                        By:    /s/ James V. Schumacher
                                              ---------------------------

                                        Title: Chairman, President & CEO
                                               --------------------------

ACKNOWLEDGED AND AGREED:

DASSESTA INTERNATIONAL S.A.

By: /s/ Martin P. Egli       /s/ Rainer H. Moser
    --------------------------------------------

     Name: Martin P. Egli       Rainer H. Moser
           ------------------------------------
     Its:  Pres.                V.P.
           ------------------------------------




             [SIGNATURE PAGE TO CONVERTIBLE ADVANCE PROMISSORY NOTE]